Exhibit 99.2

POWER OF ATTORNEY

The undersigned hereby constitute and appoint Lyndal Stephens Greth, and each of them, the lawful attorneys-in-fact and agents with full power and authority to execute and file on the undersigned’s behalf, any and all instruments including Forms 3, 4 and 5, and Schedules 13D and 13G (collectively, the “Filings”), and any amendments, supplements or successor forms thereto pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any rules or regulations or requirements of the Securities and Exchange Commission in connection with the undersigned’s reporting obligations with respect to securities of Diamondback Energy, Inc., a Delaware corporation, pursuant to Section 13(d) of the Exchange Act and Section 16(b) of the Exchange Act.

The authority of such attorneys-in-fact, and each of them, shall continue until the undersigned is no longer required to file any of the Filings, unless earlier revoked in writing. The undersigned hereby ratifies, confirms and approves in all respects all Filings (including amendments thereto) and actions taken by any of the attorneys-in-fact relating to such Filings.

The undersigned acknowledges that the attorneys-in-fact are not assuming any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

Dated:  September 13, 2024

AUTRY STEPHENS MANAGEMENT TRUST

/s/ Lyndal Stephens Greth
Name:	Lyndal Stephens Greth
Title:	Trustee

ACS CAPITAL MANAGEMENT, LLC

/s/ Lyndal Stephens Greth
Name:	Lyndal Stephens Greth
Title:	Manager

ACS CAPITAL HOLDINGS, LP

By:	ACS Capital Management, LLC,
its general partner

/s/ Lyndal Stephens Greth
Name:	Lyndal Stephens Greth
Title:	Manager

ENDEAVOR MANAGER, LLC

/s/ Lyndal Stephens Greth
Name:	Lyndal Stephens Greth
Title:	Chairman of Board of Managers

STEPHENS FAMILY TRUST

/s/ Lyndal Stephens Greth
Name:	Lyndal Stephens Greth
Title:	Trustee

STEPHENS FAMILY TRUST #2

/s/ Lyndal Stephens Greth
Name:	Lyndal Stephens Greth
Title:	Trustee

SFT MANAGEMENT, LLC

/s/ Lyndal Stephens Greth
Name:	Lyndal Stephens Greth
Title:	Manager

SFT 1 HOLDINGS, LLC

By:	SFT Management, LLC,
its manager

/s/ Lyndal Stephens Greth
Name:	Lyndal Stephens Greth
Title:	Manager

SFT 2 HOLDINGS, LLC

By:	SFT Management, LLC,
its manager

/s/ Lyndal Stephens Greth
Name:	Lyndal Stephens Greth
Title:	Manager

LYNDAL STEPHENS GRETH

/s/ Lyndal Stephens Greth